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                                                                    EXHIBIT 10.2

                                                                  June 17, 2003

Mr. Frank V. Kimick
Vice President/Treasurer
Movado Group, Inc.
650 From Road
Paramus, New Jersey 07652

                  Re:      Line of Credit to Movado Group, Inc. (the "Company")

Dear Frank:

         Reference is made to the letter dated August 20, 2001 from The Bank of New York (the "Bank") to the Company concerning the line of credit that the Bank holds available to the Company, as modified by the letter dated August 14, 2002 from the Bank to the Company (the "Line Confirmation Letter").

         This is to confirm that the date set forth in the second paragraph of the Line Confirmation Letter has been changed to "July 31, 2004".

         Except as set forth above, the terms of the Line Confirmation Letter remain in full force and effect without any other amendment, change or modification.

                                        Very truly yours,

                                        THE BANK OF NEW YORK

                                        By: /s/ Susan M. Graham
                                            ----------------------------
                                            Susan M. Graham
                                            Vice President